[MONUMENT FUNDS GROUP, INC. LOGO]

                              MONUMENT SERIES FUND

                        MONUMENT DIGITAL TECHNOLOGY FUND
                         MONUMENT MEDICAL SCIENCES FUND
                        MONUMENT TELECOMMUNICATIONS FUND

                         SUPPLEMENT DATED MAY 8, 2001
                    TO THE PROSPECTUS DATED APRIL 17, 2001

       This Supplement updates certain information contained in the Prospectus of Monument Series Fund dated April 17, 2001 regarding the Monument Digital Technology Fund, Monument Medical Sciences Fund, and Monument Telecommunications Fund (each a "Fund"; collectively, the "Funds"). You may obtain a copy of the prospectus, free of charge, by writing to 7201 Wisconsin Avenue, Suite 650, Bethesda, Maryland 20814, or by calling 888-420-9950.

The following information is added after the section entitled "The Advisor" on page 13 of the prospectus:

  The Subadvisor. Orbitex Management, Inc. ("OMI") serves as investment subadvisor to the Digital Technology, Medical Sciences and Telecommunications Funds, and is responsible for the day-to-day investment decisions regarding those Funds. The Subadvisory Agreement is subject to approval by a majority of the shareholders of each of the Fund's series. If not approved by October 8, 2001 with respect to any or all of the Funds, the Subadvisory Agreement will terminate as to the relevant Fund. If the Agreement terminates, Advisors will resume primary responsibility for management of the Fund for which approval was not received.

  OMI is located at 410 Park Avenue, New York, NY 10022. OMI has provided investment advisory services to registered investment companies since 1995. As of March 14, 2001, OMI managed approximately $420 million in assets. OMI is an affiliate of Clarke Lanzen Skalla Investment Firm, Inc., Orbitex Funds Distributors, Inc. and American Data Services, Inc.